                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                          Date of Report: December 10, 1997


                                Serengeti Eyewear Inc.
                                ----------------------
                (Exact Name of Registrant as specified in its charter)



                    Delaware             0-26022       65-0665659
                    ---------------------------------------------
               (State or other juris-   (Commission     (IRS Employer
            diction of incorporation)    File Number)  Identification No.)


                                 8125 25th Court East
                               Sarasota, Florida 34243
                               -----------------------
                       (Address of principal executive office)



                            Registrant's telephone number,
                         including area code: (941) 359-3599


                                          N/A
                                          ---
            (Former name or former address, if changed since last report)


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ITEM 4   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a(1) On December 5, 1997, the Registrant changed accountants from Tubbs and Bartnick, P.A. to BDO Seidman, LLP.

(i) Tubbs and Bartnik, P.A. declined to stand for re-election as the Company's accountants.

(ii) The financial statements were not subject to an adverse, qualified or disclaimer of opinion during the past two fiscal years or any interim period through December 5, 1997.

(iii) The decision to change accountants was approved by the registrant's board of directors.

(iv) There were no disagreements related to accounting principles or practices, financial statement disclosure, or audit scope or procedure during the past two fiscal years or any interim period through December 5, 1997.

(v)   (A) N/A (B) N/A (C) N/A (D) N/A

a(2) On December 5, 1997, the registrant engaged BDO Seidman, LLP as their independent accountants.

(i) The registrant did not consult with its new independent accountant regarding any matters prior to their engagement.

(ii) N/A

a(3) The Registrant has requested from the former accountant a letter addressed to the Commission stating their agreement with the statements made by the Registrant in response to this item.

(b) N/A

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ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

a.  Not applicable

b.  Not applicable

c.  EXHIBITS

Ex. 16  Accountant's Letter


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SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Serengeti Eyewear, Inc.
(Registrant)



By /s/ Stephen Nevitt
   ______________________________
   Stephen Nevitt
   President


Date Dec. 10, 1997
     ____________________________